                               D O D G E & C O X

                                 Balanced Fund
--------------------------------------------------------------------------------






                                  Dodge & Cox

                              Investment Managers
                                   35th Floor
                               One Sansome Street
                                 San Francisco
                                California 94104
                                 (415) 981-1710

               For Fund literature and information, please call:
                                 (800) 621-3979
                    ---------------------------------------
     This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by an effective prospectus.
--------------------------------------------------------------------------------


                                D O D G E & C O X

--------------------------------------------------------------------------------

                                 Balanced Fund

                                Established 1931

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       ----------------------------------------------------------------

                                Quarterly Report
                               September 30, 1997

                                      1997
       ----------------------------------------------------------------
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[RECYCLE LOGO APPEARS HERE] Printed on recycled paper.                9/97 BF QR

                                D O D G E & C O X
======================================---=======================================
                                 Balanced Fund

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Balanced Fund achieved a total return of 7.9% during the quarter ended September 30, 1997. This performance compares with returns for the Standard & Poor's 500 Index (S&P 500) of common stocks of 7.5% and for the Lehman Brothers Aggregate Bond Index (LBAG) of 3.3% during the same period. For the first nine months of 1997, the Fund's total return stood at 21.0%, versus 29.6% for the S&P 500 and 6.6% for the LBAG. Average annual total returns for longer time periods are listed on page three of this report.

Asset allocation at the end of the third quarter was essentially unchanged from June 30, with about 38% of the Fund invested in fixed income assets, 58% in equities, and the remaining 4% in cash. Total assets were $5.3 billion on September 30, 1997.

Performance Review

The Balanced Fund's equity portfolio outperformed the S&P 500 during the third quarter, also bringing the Fund's equity return above that of the S&P 500 for the year-to-date. Holdings in the electronics/computer, consumer durables, retail, banking and paper/forest products industries were top performers relative to the market during the quarter. Stocks which were weak relative performers included holdings in the capital equipment and consumer products industries.

Bond yields declined in the third quarter, with the thirty-year U.S. Treasury yield ending at 6.40%, down 0.38 percent from June 30. Due to their greater price sensitivity to changes in interest rates, longer duration corporate and Treasury bond issues within the Fund's fixed income portfolio were strong performers relative to the LBAG during the quarter. Securities in the mortgage sector lagged the LBAG. Price appreciation and coupon income contributed equally to the fixed income portfolio's total return in the quarter, which exceeded that of the LBAG.

Equity Focus: Always Looking at Laggards

We believe it is important to remind our shareholders that we are long-term investors. Half of the 76 holdings in the equity portfolio have been held five and a half years or longer. We do not base investment decisions on speculations about short-term developments; rather, each decision to buy or sell a stock is based on our assessment of its investment potential over a three to four year time horizon. Similarly, each holding in the Fund is continually reviewed in terms of its long-term outlook.

Over shorter time periods, companies that we purchase don't always perform as well as we would like. Reviewing and evaluating investments that have had disappointing performance is an important task, because our experience has taught us that often companies which appear to be floundering in the short run can perhaps be strong positive contributors to the Fund's future investment results. For example, our investment in Pharmacia & Upjohn has proved disappointing this year. Pharmacia & Upjohn is a large drug company that has undergone a significant management change. A senior executive from American Home Products, Fred Hassan, was brought in to run the company earlier this year. We have talked with him and believe that he can bring a new profit discipline to the company. Based on our analysis of the situation and Pharmacia & Upjohn's low valuation, especially in relation to other pharmaceutical companies, we think the stock is a good value.

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                                       1
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                                D O D G E & C O X
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                                 Balanced Fund


--------------------------------------------------------------------------------

Fixed Income Focus: Incremental Yield

At Dodge & Cox, we believe that the income component of return, and its reinvestment, are the most important contributors to the total return of fixed income investments over long time periods. While price changes due to interest rate movements can dominate bond returns over short time periods, our analysis underscores the importance of income to long-term relative performance. With this in mind, we seek a higher yielding portfolio than the broad domestic fixed income market by maintaining overweight positions in the corporate and federal agency mortgage-backed sectors. At the same time we attempt to maintain high average credit quality by building the portfolio through a careful process of individual security selection based on independent fundamental research.

Our analysis of fixed income securities incorporates a careful study of the credit risk and cash flow structure of each bond to determine if the offered yield represents adequate compensation for investors. All primary research and analysis is performed by our portfolio managers and by our in-house security analysts. These research capabilities give us greater confidence in individual investment decisions and allow us to take a longer-term perspective when investing the Fund's assets.

A Word of Caution on Future Returns

The total return on the Dodge & Cox Balanced Fund over the past twelve months was 29.1%, a level of return surpassed only once by the Fund during the past twenty calendar years. Although our past words of caution on the subject have been premature, we believe that it is worth mentioning again that equity returns have been unusually high during the past few years. While we remain optimistic about prospects for the world and U.S. economies, possible inflationary pressures (e.g., in labor costs) need to be closely monitored. In our opinion, the current high valuation of certain large capitalization common stocks, referred to as the New Nifty Fifty, leaves little margin for disappointment. We continue to look for more reasonably valued stocks in this market environment. In fact, the efforts of our team of research analysts have led to new positions in 12 companies since the beginning of 1997. Despite our optimism about individual company prospects in the Fund's equity portfolio, we continue to expect more modest returns looking forward. This is one reason why we have maintained the fixed income exposure of the Balanced Fund at almost 40%.

Thank you for your continued confidence in the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

                                            For the Board of Trustees,

                                            /s/ Harry R. Hagey

October 24, 1997                            Harry R. Hagey, Chairman


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                                       2
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                                D O D G E & C O X
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                                  Balanced Fund


Objective    The Fund's objectives are to provide shareholders with regular income, conservation of principal and an opportunity for long-term growth of principal and income.

Strategy The Fund seeks to achieve these objectives by remaining fully invested in a diversified portfolio of stocks and bonds.

             Stocks: The Fund invests in well-established companies which, in the view of Dodge & Cox, have positive earnings prospects not reflected in the current price. Dodge & Cox makes a conscious effort to maintain representation in major economic sectors and areas with strong long-term profit potential. The Fund will hold no more than 75% of its total assets in stocks.

             Bonds: Dodge & Cox constructs a diversified portfolio of high-quality bonds, while striving to maintain the fixed income yield higher than that of the broad bond market. Fixed income securities in the Fund will generally include U.S. Treasury, mortgage-related and corporate issues.

20 Years of Investment Performance                    through September 30, 1997
--------------------------------------------------------------------------------
                          [LINE GRAPH APPEARS HERE]

                                      LBAG                          Dodge & Cox
                 S&P 500 Index        Index        Combined Index  Balanced Fund
                 -------------        -----        --------------  -------------
10/1/1977           10,000            10,000          10,000           10,000
9/30/1978           11,185            10,275          10,832           11,006
9/30/1979           12,589            10,653          11,824           12,175
9/30/1980           15,245            10,462          13,231           13,586
9/30/1981           14,800            10,190          12,897           13,275
9/30/1982           16,253            13,779          15,427           15,948
9/30/1983           23,464            15,926          20,401           20,735
9/30/1984           24,576            17,324          21,733           21,291
9/30/1985           28,147            21,139          25,559           25,606
9/30/1986           37,091            25,426          32,565           32,648
9/30/1987           53,204            25,496          40,593           42,384
9/30/1988           46,622            28,885          39,871           40,735
9/30/1989           62,002            32,139          49,439           49,569
9/30/1990           56,268            34,565          48,146           47,749
9/30/1991           73,806            40,096          60,220           59,562
9/30/1992           81,961            45,132          67,327           66,341
9/30/1993           92,608            49,635          75,295           78,768
9/30/1994           96,021            48,030          75,983           81,373
9/30/1995          124,579            54,785          93,674           99,984
9/30/1996          149,898            57,459         106,786          112,060
9/30/1997          210,492            63,056         136,178          144,632

Average annual total return for periods ended September 30, 1997     1 Year       5 Years       10 Years      20 Years
---------------------------------------------------------------------------------------------------------------------------
Dodge & Cox Balanced Fund                                            29.06%       16.86%         13.05%        14.29%
Combined Index                                                       27.53        15.14          12.87         13.95
S&P 500 Index                                                        40.42        20.76          14.74         16.46
Lehman Brothers Aggregate Bond Index                                  9.74         6.92           9.48          9.65

The chart covers the period from October 1, 1977 to September 30, 1997. It compares a $10,000 investment made in the Dodge & Cox Balanced Fund to $10,000 investments made in the Standard & Poor's 500 Stock (S&P 500) Index, the Lehman Brothers Aggregate Bond (LBAG) Index and a Combined Index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The S&P 500 Index is a broad-based, unmanaged measure of common stocks. The LBAG Index is a broad-based, unmanaged measure of investment-grade corporate and U.S. Government fixed income securities. The Combined Index reflects an unmanaged portfolio of 60% of the S&P 500 Index and 40% of the LBAG Index. The Fund may, however, invest up to 75% of its total assets in stocks. Index returns include dividends and/or interest income, and unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

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                                       3

                                D O D G E & C O X
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                                 Balanced Fund


Fund Information                                              September 30, 1997
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $70.38
Total Net Assets (millions)                                              $5,340
1996 Expense Ratio                                                        0.56%
1996 Portfolio Turnover                                                     17%
Quarterly Distribution to Shareholders of
  Record 9/25/97 (per share):                                    $0.57 Dividend
Fund Inception Date                                                        1931

Investment Manager:  Dodge & Cox, San Francisco.
Managed by a ten-member committee, with members' average tenure at Dodge & Cox of 18 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]

Stocks:                                                                  57.6%
Bonds:                                                                   38.4%
Short-Term Investments:                                                   4.0%

Stock Portfolio (57.6% of Fund)
--------------------------------------------------------------------------------
Number of Stocks                                                            76
Median Market Capitalization                                      $9.2 billion
Price to Earnings Ratio (trailing 12 months)                             21.7x
Price to Book Value (trailing 12 months)                                  3.0x
Foreign Stocks* (as percentage of Fund)                                     5%
Five Largest Sector Weightings                                         % of Fund
--------------------------------------------------------------------------------
Energy                                                                    6.2
Electronics & Computer                                                    6.1
Banking                                                                   5.2
Consumer Durables                                                         4.7
Insurance & Financial Services                                            4.6
Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
General Motors                                                            1.7
International Business Machines                                           1.5
Citicorp                                                                  1.4
American Express                                                          1.4
Digital Equipment                                                         1.4
Federal Express                                                           1.4
Union Pacific                                                             1.3
Kmart                                                                     1.3
Dow Chemical                                                              1.2
Golden West Financial                                                     1.2

Bond Portfolio (38.4% of Fund)
--------------------------------------------------------------------------------
Number of Bonds                                                             128
Average Quality                                                             AA+
Average Maturity                                                     11.4 years
Effective Duration                                                   5.30 years
Moody's/Standard & Poor's Quality Ratings                             % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                    23.9
Aaa/AAA                                                                   1.6
Aa/AA                                                                     1.7
A/A                                                                       6.7
Baa/BBB                                                                   4.4
Ba/BB                                                                     0.1
Sector Breakdown                                                      % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                       8.6
Federal Agency CMO and REMIC+                                             8.4
Federal Agency Mortgage Pass-Through                                      6.9
Corporate                                                                13.0
Foreign (U.S. Dollar-denominated)                                         1.5

+ Collateralized Mortgage Obligation and Real Estate Mortgage Investment Conduit

* All U.S. Dollar-denominated.
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                                       4

                                D O D G E & C O X
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                                 Balanced Fund


Portfolio of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

                                                              Percentage of Fund
COMMON STOCKS:                                                      57.3%

CONSUMER:                                                           15.5%
CONSUMER DURABLES:                                                   4.7%
 General Motors Corp. ..........................................     1.7
 Whirlpool Corp. ...............................................     1.1
 Ford Motor Co. ................................................     1.0
 Masco Corp. ...................................................     0.9

RETAIL AND DISTRIBUTION:                                             4.5%
 Kmart Corp. ...................................................     1.3
 Nordstrom, Inc. ...............................................     1.1
 Dillard's, Inc. Class A .......................................     0.9
 Dayton Hudson Corp. ...........................................     0.7
 Genuine Parts Co. .............................................     0.4
 Fleming Cos., Inc. ............................................     0.1

CONSUMER PRODUCTS:                                                   4.2%
 Sony Corp. ADR ................................................     0.9
 Unilever NV ...................................................     0.7
 Matsushita Electric, Inc. ADR .................................     0.6
 Fort James Corp. ..............................................     0.5
 VF Corp. ......................................................     0.5
 Bausch & Lomb, Inc. ...........................................     0.5
 Dole Food Co., Inc. ...........................................     0.5

MEDIA, PRINTING AND ENTERTAINMENT:                                   2.1%
 R.R. Donnelley & Sons Co. .....................................     1.1
 Dow Jones & Co. ...............................................     0.6
 Time Warner, Inc. .............................................     0.4

FINANCE:                                                             9.8%
BANKING:                                                             5.2%
 Citicorp ......................................................     1.4
 Golden West Financial Corp. ...................................     1.2
 BankAmerica Corp. .............................................     1.0
 Republic New York Corp. .......................................     0.9
 Norwest Corp. .................................................     0.7

INSURANCE AND FINANCIAL SERVICES:                                    4.6%
 American Express Co. ..........................................     1.4
 The St. Paul Cos., Inc. .......................................     0.9
 Loews Corp. ...................................................     0.9
 Chubb Corp. ...................................................     0.8
 General Re Corp. ..............................................     0.6

BASIC INDUSTRY:                                                      6.5%
PAPER AND FOREST PRODUCTS:                                           3.2%
 Weyerhaeuser Co. ..............................................     1.0
 Champion International Corp. ..................................     0.9
 International Paper Co. .......................................     0.8
 Boise Cascade Corp. ...........................................     0.5

CHEMICALS:                                                           2.2%
 Dow Chemical Co. ..............................................     1.2
 Eastman Chemical Co. ..........................................     0.4
 Nalco Chemical Co. ............................................     0.4
 Lubrizol Corp. ................................................     0.2

METALS AND MINING:                                                   1.1%
 Aluminum Co. of America .......................................     1.1

ENERGY:                                                              6.2%
 Amerada Hess Corp. ............................................     1.1
 Union Pacific Resources Group, Inc. ...........................     1.0
 Phillips Petroleum Co. ........................................     0.9
 Occidental Petroleum Corp. ....................................     0.8
 Western Atlas, Inc. ...........................................     0.8
 Chevron Corp. .................................................     0.7
 Royal Dutch Petroleum Co. .....................................     0.6
 Amoco Corp. ...................................................     0.3

ELECTRONICS AND COMPUTER:                                            6.1%
 International Business Machines Corp. .........................     1.5
 Digital Equipment Corp. .......................................     1.4
 Hewlett-Packard Co. ...........................................     1.0
 Motorola, Inc. ................................................     0.9
 Electronic Data Systems .......................................     0.6
 NCR Corp. .....................................................     0.4
 Sybase, Inc. ..................................................     0.3

UTILITIES:                                                           4.2%
ELECTRIC AND GAS UTILITIES:                                          3.6%
 Central & South West Corp. ....................................     0.8
 Texas Utilities Co. ...........................................     0.6
 FPL Group, Inc. ...............................................     0.5
 Edison International ..........................................     0.5
 TransCanada PipeLines Ltd. ....................................     0.4
 Pacific Enterprises ...........................................     0.4
 Wisconsin Energy Corp. ........................................     0.4

TELEPHONE:                                                           0.6%
 BCE, Inc. .....................................................     0.6

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                                       5

                                D O D G E & C O X
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                                 Balanced Fund

Portfolio of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

                                                              Percentage of Fund
COMMON STOCKS (CONTINUED)
TRANSPORTATION:                                                       3.4%
 Federal Express Corp. .........................................      1.4
 Union Pacific Corp. ...........................................      1.3
 Canadian Pacific Ltd. .........................................      0.7

HEALTHCARE AND PHARMACEUTICAL:                                        1.9%
 Pharmacia & Upjohn, Inc. ......................................      1.1
 SmithKline Beecham plc ADR ....................................      0.4
 HealthCare COMPARE Corp. ......................................      0.4

CAPITAL EQUIPMENT:                                                    1.7%
 Deere & Co. ...................................................      0.9
 Caterpillar, Inc. .............................................      0.8

DIVERSIFIED TECHNOLOGY:                                               1.4%
 Xerox Corp. ...................................................      0.6
 Corning, Inc. .................................................      0.5
 Raychem Corp. .................................................      0.3

MISCELLANEOUS:                                                        0.6%
REAL ESTATE INVESTMENT TRUST:                                         0.6%
 Meditrust .....................................................      0.6

PREFERRED STOCKS:                                                     0.3%
CONSUMER:                                                             0.3%
 News Corp. Ltd., Limited Voting Ordinary Shares ADR ...........      0.2
 Kmart Financing I, 73/4% Trust Convertible Preferred ..........      0.1

BONDS:                                                               38.4%

U.S. TREASURY & GOV'T AGENCY:                                         8.6%

FEDERAL AGENCY CMO AND REMIC+:                                        8.4%

FEDERAL AGENCY MTG. PASS-THROUGH:                                     6.9%

CORPORATE:                                                           13.0%
INDUSTRIAL:                                                           6.3%
 Dayton Hudson Corp., various securities .......................      1.3
 Lockheed Martin Corp., various securities .....................      1.0
 Raytheon Co., various securities ..............................      0.9
 May Department Stores, various securities .....................      0.6
 General Motors Corp., various securities ......................      0.6
 Time Warner Ent. Sr. Debentures 83/8%, 7/15/2033 ..............      0.6
 Walt Disney Co. Debentures 7.55%, 7/15/2093, Callable 2023 ....      0.5
 Ford Motor Co. Debentures 9.95%, 2/15/2032 ....................      0.4
 Ford Holdings, Inc. Debentures 93/8%, 3/1/2020 ................      0.3
 Union Camp Corp. Debentures 91/4%, 2/1/2011 ...................      0.1

FINANCE:                                                              6.1%
 Norwest Corp., various securities .............................      1.2
 General Electric Capital, various securities ..................      1.1
 Golden West Financial, various securities .....................      0.8
 GMAC Put Notes 87/8%, 6/1/2010, Putable 2000/2005 .............      0.5
 J.P. Morgan Capital Trust I, 7.54%, 1/15/2027, Callable 2007 ..      0.5
 BankAmerica Capital II, 8%, 12/15/2026, Callable 2006 .........      0.4
 Ford Motor Credit Co. Global Notes 7.20%, 6/15/2007 ...........      0.4
 Citicorp Capital Trust I, 7.93%, 2/15/2027, Callable 2007 .....      0.4
 Hartford Financial Services Group, various securities .........      0.3
 Safeco Corp. Notes 144A, 67/8%, 7/15/2007 .....................      0.3
 CIGNA Corp., various securities ...............................      0.1
 First Nationwide Bank Sub. Debentures 10%, 10/1/2006 ..........      0.1
 Barclays No. Am. Capital 93/4%, 5/15/2021, Callable 2001 ......      0.0

TRANSPORTATION:                                                       0.6%
 Norfolk Southern Bonds 7.70%, 5/15/2017 .......................      0.3
 Consolidated Rail Corp.,various securities ....................      0.3

UTILITIES:                                                            0.0%
 Idaho Power 1st Mtg. 91/2%, 1/1/2021, Callable 2001 ...........      0.0

FOREIGN (U.s. Dollar-Denominated):                                    1.5%
CANADIAN CORPORATE:                                                   1.0%
 Hydro-Quebec, various securities ..............................      0.8
 Canadian Pacific Ltd. Debentures 9.45%, 8/1/2021 ..............      0.2

INTERNATIONAL AGENCY:                                                 0.5%
 Inter-American Dev. Bank 71/8%, 3/15/2023,Callable 2003 .......      0.4
 European Investment Bank Notes 101/8%, 10/1/2000 ..............      0.1

SHORT-TERM INVESTMENTS:                                               4.1%

OTHER ASSETS LESS LIABILITIES:                                       (0.1%)

TOTAL NET ASSETS:                                                   100.0%

+ Collateralized Mortgage Obligation and Real Estate Mortgage Investment Conduit

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                                       6

                                D O D G E & C O X
======================================---=======================================
                                 Balanced Fund


                   General Information
                   -------------------------------------------------------------

Investment         Since 1930, Dodge & Cox has been providing professional
Manager            investment management for individuals, trustees,
                   corporations, pension and profit-sharing funds, and charitable institutions. Dodge & Cox manages the Dodge & Cox
                   Balanced Fund, the Dodge & Cox Stock Fund and the Dodge & Cox
                   Income Fund.

No-Load Fund       Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

Gifts Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic          Shareholders may make regular monthly or quarterly
Investment Plan    investments of $100 or more through automatic deductions from their bank accounts.

Withdrawal Plan    Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment       Shareholders may direct that dividend and capital gains
Plan               distributions be reinvested in additional Fund shares.

                   The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan The Fund has an Individual Retirement Plan (IRA) available for shareholders of the Fund.

Shareholder        Fund literature and details on all of these Plans are
Inquiries          available from the Fund upon request.


                   Dodge & Cox Balanced Fund
                   C/o Firstar Trust Company
                   P.o. Box 701
                   Milwaukee, Wisconsin 53201-0701
                   (800) 621-3979


                   The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

======================================---=======================================